SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    13a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                          GO ONLINE NETWORKS CORPORATION
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                          GO ONLINE NETWORKS CORPORATION
                          5681 Beach Boulevard, Suite 101
                           Buena Park, California 90621

                                                                October 19, 2000

Dear Shareholders:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Go Online Networks Corporation (the "Company") to be held at 1:00 p.m. local time, November 17, 2000, at the Embassy Suites Hotel, 1325
E. Dyer Road, Santa Ana, California 92705.

         Your approval is requested in amending the Company's Articles of Incorporation in order to increase the authorized but unissued shares of common stock of the Company from 100,000,000 to 200,000,000, electing directors to serve for the coming year, ratifying and approving the Company's 2000 Incentive Stock Option Plan, and ratifying the appointment of auditors for the Company for the fiscal year ending December 31, 2000. You will also transact any other business that may properly come before the meeting and any adjournment or postponement thereof.

         Whether  or  not  you  plan  to  attend  the  meeting,  we ask that you complete, sign, date, and return the enclosed proxy card at your earliest convenience in the provided postage-paid, addressed envelope to ensure that your stock will be represented. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

                                     Very truly yours,



                                     By: /s/ Joseph M. Naughton
                                        --------------------------------------
                                        Joseph M. Naughton
                                        Chief Executive Officer, President and
                                        Chairman of the Board

                          GO ONLINE NETWORKS CORPORATION
                          5681 Beach Boulevard, Suite 101
                           Buena Park, California 90621


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 17, 2000

To the Shareholders of Go Online Networks Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Go Online Networks Corporation, a Delaware corporation (the "Company"), will be held at the Embassy Suites Hotel, 1325 E. Dyer Road, Santa Ana, California 92705, on November 17, 2000, at 1:00 p.m. local time, for the following purposes:

         (1) INCREASE IN AUTHORIZED STOCK. To approve an amendment to the Company's Articles of Incorporation in order to increase the authorized but unissued shares of common stock of the Company from 100,000,000 to 200,000,000;

         (2) ELECTION OF DIRECTORS. To elect four directors to hold office until the 2001 Annual Meeting of Shareholders or until their successors are elected and qualified;

         (3) RATIFICATION AND APPROVAL OF THE 2000 STOCK OPTION PLAN.
To ratify and approve the provisions of the Company's 2000 Stock Option Plan;

         (4) RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify and approve the appointment of Miller & McCollom as the independent auditors for the Company for the fiscal year ending December 31, 2000; and

         (5) OTHER BUSINESS.  To  transact  such  other business as may properly
come  before  the  Annual  Meeting  of  Shareholders   and  any  adjournment  or
postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement which is attached hereto and made a part hereof.

         The Board of Directors has fixed the close of business on October 13, 2000 as the record date for determining the shareholders entitled to notice of and to vote at the 2000 Annual Meeting of Shareholders and any adjournment or postponement thereof.

                                          By Order of the Board of Directors


                                            /s/ Joseph M. Naughton
                                          --------------------------------------
                                          Joseph M. Naughton
                                          Chief Executive Officer, President and
                                          Chairman of the Board

Buena Park, California
October 19, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                          GO ONLINE NETWORKS CORPORATION
                          5681 Beach Boulevard, Suite 101
                           Buena Park, California 90621


GENERAL INFORMATION

         This Proxy Statement is furnished to the shareholders of Go Online Networks Corporation, a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board" or "Board of Directors") of proxies in the accompanying form for use in voting at the 2000 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on November 17, 2000, at the Embassy Suites Hotel, 1325 E. Dyer Road, Santa Ana, California 92705, on November 15, 2000, at 1:00 p.m. local time, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Mr. Joseph M. Naughton), the Company's President) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

         This Proxy Statement and the accompanying proxy were first sent by mail to shareholders on or about October 19, 2000. The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock (the "Common Stock"). The Company may conduct further solicitation personally, by telephone or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with such solicitation.

         The close of business on October 13, 2000 has been fixed as the record date (the "Record Date") for determining the holders of shares of the Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had approximately 83,960,343 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.

         A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. For the approval of Proposal No. 1 (the increase in the Company's authorized but unissued shares of common stock), it must be approved by the holders of a majority of the outstanding Common Stock. For Proposal No. 2 (the election of directors), the four candidates receiving the greatest number of affirmative votes will be elected, provided a quorum is present and voting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting will be required to ratify and approve each of Proposal No. 3 (the 2000 Stock Option Plan) and Proposal No. 4 (appointment of independent auditors).

       Votes to abstain and broker non-votes are counted as present for purposes of determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Because abstentions and broker non-votes will be included in tabulations of the votes entitled to vote for purposes of determining whether a proposal has been approved, abstentions and broker non-votes will have the same effect as negative votes on Proposal No. 1, Proposal No. 3 and Proposal No. 4.

         An automated system administered by the Company's transfer agent will tabulate votes cast by proxy at the Annual Meeting and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

                                    PROPOSAL  1

         AMENDMENT  OF  THE  COMPANY'S  ARTICLES  OF  INCORPORATION
                  TO  INCREASE  AUTHORIZED  CAPITAL  STOCK

     On October 13, 2000, the Company's Board of Directors unanimously approved a resolution to amend Article 5 of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 200,000,000 shares, subject to stockholder approval. As of the Record Date, the Company had 83,960,343 shares of Common Stock issued and outstanding. The purpose of the amendment is to provide the Company with additional shares of Common Stock which may be made available for future financing and acquisition transactions, stock dividends or splits, employee benefit plans and other general corporate purposes. If the amendment is approved, the Company also will have greater flexibility in the future to issue shares in excess of those currently authorized, without the expense and delay of a special stockholders meeting. The Company currently has no arrangements or understandings for the issuance of additional shares of Common Stock other than as provided in certain employee benefit plans and in connection with the potential conversions of issued and outstanding convertible debentures issued in connection with the NetStrat, Inc. and Amer Software, Inc. acquisitions. If the Board of Directors deems it in the best interests of the Company and the stockholders to issue additional shares of Common Stock, the Board of Directors will have the authority to determine the terms of the issuance and generally would not seek approval by the stockholders unless such approval is required by applicable law or by the Nasdaq rules. An issuance of additional shares of Common Stock could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Board of Directors. The Company has no knowledge that any person intends to effect such a transaction. THE COMPANY BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE CERTIFICATE AMENDMENT TO INCREASE AUTHORIZED CAPITAL STOCK



                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTORS

         Currently, the Board of Directors of the Company consists of four persons, each having a term of office of one year. At each annual meeting of shareholders, directors will be elected for a full term of one year to succeed those directors whose terms are expiring.

         The Board has nominated Joseph M. Naughton, Scott Claverie, Jim Cannon and Michael Abelson as directors, each to serve a one year term until the 2001 annual meeting of shareholders or until the director's earlier resignation or removal. Each of the nominees has consented, if elected as a director of the Company, to serve until his term expires. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

          The four nominees receiving a plurality of the votes of the shares present in person or represented by proxy will be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum.

         Certain information about the director nominees, is furnished below.

     JOSEPH M. NAUGHTON, Chairman. Mr. Naughton has been our Chairman since May 1991. From September 1986 through October 1987, Mr. Naughton was Operations Manager for Shop Television Network in which he oversaw the marketing and merchandising from that company. In October 1987 Mr. Naughton was elected to Shop Television Network's Board and Directors and appointed simultaneously Executive Vice President and Chief Operating Officer. Shop Television Network's wholly-owned subsidiary ShopTV, Inc. was acquired by the JC Penney Company in 1988 and Mr. Naughton was a Vice President of Operations for the renamed JC Penny Television Shopping Channel, the TV home shopping program arm of the JC Penney Company until June 1991. Mr. Naughton was responsible for overseeing the video production and cable distribution for the JC Penney and Shop Television Network. Prior to Shop Television Network, Mr. Naughton served as VP/General Merchandising Manager for the GEMCO division of Lucky Stores. From May 1970 until October 1986, Mr. Naughton worked for Lucky Stores, Inc. and its wholly owned subsidiary Gemco Stores.


     SCOTT CLAVERIE, Director and President of AMS Acquisition Corp. Mr. Claverie will be directing the operations and marketing efforts of ShopGoOnline.com. From June 1997 until June 1999, Mr. Claverie was Business Operations Manager for Cal State University at Chico where he was responsible for management and support of the support staff for the university's voice network. From February 1994 until June 1996, he was a branch manager for Computer Telephone Corp. Computer Telephone Corp. markets a large variety of telecommunication services and was responsible for managing a significant portion of Pacific Bell's customer base. From September 1991 to February 1994, Mr. Claverie was an account executive for MCI Telecommunications, where he marketed communication products and services to the business community. From June 1987 through August 1990, he was Advertising Director of the Chico News & Review, where he supervised and coordinated activities of sales personnel in the display and classified departments. From May 1981 through September 1986, Mr. Claverie was a retail manager for Gemco Stores, managing the operations for the fine jewelry and camera department.

     JIM  CANNON,  Director  of  Operations.   Mr. Cannon has over 30 years of
experience in the hospitality, lodging, and food and beverage industry. A graduate of Cornell University with a Bachelor's of Science degree in Business and Food Technology. He is an eleven-year veteran of the Days Inn organization, serving as Vice President of Franchise Operations. From September 1998 until April 1999, Mr. Cannon was with ShoLodge Franchise Systems. From March 1997 until September 1998, Mr. Cannon was Director of Franchise Sales for Country & Hearth Inns in Atlanta, Georgia. From August 1990 through August 1996, Mr. Cannon was National Director of Franchise Development for Hospitality International, Inc. in Atlanta, Georgia. During 1990 and 1991, Mr. Cannon worked in sales of Friendship Inn and Econolodge franchises for Econolodges of America, Inc. in North Bergen, New Jersey. In addition, Mr. Cannon's past experience includes senior level executive positions with Columbia Sussex Corporation, Inc. (a Holiday Inn Franchise Group), Days Inn or America, Inc and other hotels and restaurants.

     DR. MICHAEL ABELSON, Director. Dr. Abelson is President of Abelson & Company, a firm he founded in 1986, which specializes in improving real estate management and sales associate profitability. Dr. Abelson is also on the faculty of Texas A&M University in the Department of Management, which he joined in 1981.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    THE ELECTION OF THE NOMINEES NAMED ABOVE

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

         There are no family relationships among any of the directors or executive officers of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

       During the fiscal year ended December 31, 1999, the Board met four times. The Board does not have an audit committee, a compensation committee, or any other committee performing the functions of such committees. During the fiscal year ended December 31, 1999, all directors attended more than 75% of all the meetings of the Board.

          The Board does not have a nominating committee or a committee performing the functions of a nominating committee. While there are no formal procedures for shareholders to recommend nominations, the Board will consider shareholder recommendations. Such recommendations should be addressed to Joseph
M. Naughton, the Company's President, at the Company's principal executive offices.


COMPENSATION OF DIRECTORS

         The Company's directors are not currently compensated for serving in such capacity.

MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

Name                    Age     Positions
----                    ---     ---------

Joseph  M.  Naughton    57     Chairman,  Chief  Executive  Officer, Director

Scott Claverie          40     Director; President of AMS Acquisition Corp.
                               Dba  GoOn-line.com

Jim Cannon              66     Director; Director of Operations, Go Online
                               Kiosk  Division;  Secretary

Michael  Abelson        52     Director


         For information concerning the backgrounds of such officers,see "Election of Directors" above.

                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Miller & McCollom has served as the Company's independent auditors for the fiscal year ended December 31, 2000 and has been appointed by the Board to continue as the Company's independent auditors for the Company's fiscal year ending December 31, 2000. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock entitled to vote at the Annual Meeting in person or by proxy, management will review its future selection of auditors. A representative of Miller & McCollom is expected to be available by telephone at the Annual Meeting. The representative will have an opportunity to respond to appropriate questions.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
             THE APPOINTMENT OF MILLER & MCCOLLOM AS THE COMPANY'S
                    INDEPENDENT AUDITORS FOR THE FISCAL YEAR
                            ENDING DECEMBER 31, 2000


                                 PROPOSAL NO. 4

                RATIFICATION OF THE 2000 STOCK OPTION PLAN

       On October 3, 2000, the Board of Directors unanimously approved the 2000 Stock Option Plan (the "Plan"), a copy of which is included with this Proxy Statement. Assuming a quorum is present, the Plan will become effective if it receives the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. In the event that ratification of the Plan is not approved by a majority of the shares of Common Stock entitled to vote at the Annual Meeting, management will revise the Plan and submit it for shareholder approval at a future meeting.

         Purpose of the Plan. The purpose of the Plan is to provide the Company and its subsidiaries with a means to attract and retain individuals eligible to participate in the Plan. Additionally, the Plan will allow the Company to provide incentive stock option compensation opportunities that are competitive with other similar companies. Lastly, the Plan will provide individuals with additional incentive and reward opportunities designed to enhance the Company's long-term profitable growth.

         Amount of Common Stock Subject to the Plan. The aggregate number of shares of Common Stock that may be awarded under the Plan is limited to 5,000,000 shares for the fiscal year ending December 31, 2000, and 5% of the issued and outstanding stock on each plan year thereafter, subject to adjustment based on the recapitalization or reorganization of the Company as described in the Plan. If the Plan is ratified by the shareholders, the Company will be required at all times to reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan.

         Administration of the Plan. The Plan is to be administered by the Board of Directors of the Company.

     Options that may be granted under the Plan include incentive stock options and options that do not constitute incentive stock options. The Board of Directors will have the sole authority to determine the type of award, or combinations thereof, which is best suited to the circumstances of the particular individual. Additionally, the Board of Directors will be entitled to determine certain specific provisions of each option, particularly with respect to exercise price, term and vesting.

         Participants. The Board of Directors Committee will have the sole authority to determine and designate the employees who will receive awards under the Plan. Awards may be granted to the same person on one or more occasions, and may include combinations of the different types of awards available under the Plan.

         Exercise Price of Options. The exercise price of each incentive stock option granted under the Plan shall be determined by the Board of Directors and shall in no event be less than the Fair Market Value (as defined in the Plan) of Common Stock on the date the option is granted (or 110% of Fair Market Value in the case of a person who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the Company's stock). The exercise price of each option that does not constitute an incentive stock option granted under the Plan will be determined by the Committee but shall not be less than 50% of the Fair Market Value. The closing price of the Common Stock on October 13, 2000 was $0.15 per share.

         Term and Exercise of Options. The term of each option will be as specified by the Board of Directors on the date of grant but not for longer than 10 years. Options shall be exercisable in whole or in such installments and at such times as the Board of Directors may determine; however, no option will be exercisable earlier than six months from the date of grant. Each option will specify the effect of the termination of employment on the exercise of the option.

         Federal Income Tax Consequences. The following is merely a summary of the general effect of federal income taxation upon an optionee and the Company with respect to the grant and exercise of options awarded under the Plan. This summary does not purport to be complete and does not discuss the tax consequences arising in the context of the optionee's death or the income tax laws of any state, municipality or foreign country in which the optionee's income may be taxable.

         INCENTIVE STOCK OPTIONS. Under current applicable law, no taxable income is recognized by an optionee at the granting, or upon the exercise of, an incentive stock option. However, the exercise is an adjustment item for alternative  minimum  tax  purposes  and  may  subject  the  optionee  to  the alternative minimum tax. Following a disposition of the shares underlying the option more than two years after the grant of the option and one year after the exercise thereof, any gain or loss is treated as long-term capital gain or loss. The maximum federal rate of tax on net capital gains on shares held more than 12 months is generally 20%. Generally, capital losses are allowed in full against capital gains and up to $3,000 of other income. If the previously described holding periods are not satisfied, the optionee will recognize ordinary income on the disposition equal to the difference between the exercise price and the price received on the disposition. Any such gain or loss in excess of the amount of ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless the provisions of Section 162(m) of the Internal Revenue Code restrict the Company, it is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

         OPTIONS NOT CONSTITUTING INCENTIVE STOCK OPTIONS. Upon the granting of an option which does not constitute an incentive stock option, an optionee does not recognize any taxable income. However, upon exercise, the optionee recognizes taxable income, generally measured as the excess of the fair market value at the time of exercise over the exercise price. Such taxable income recognized by an employee of the Company is subject to applicable tax withholding. Unless the provisions of Section 162(m) of the Internal Revenue Code restrict the Company, it is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. To the extent not recognized as ordinary income above, any difference between the sales price and the exercise price is treated as long-term or short-term capital gain or loss, depending on the holding period. The maximum federal rate of tax on net capital gains on shares held more than 12 months is generally 20%. However, lower rates may apply depending upon when the stock is acquired and the optionee's applicable income tax bracket. Generally, capital losses are allowed in full against capital gains and up to $3,000 of other income.

         Termination or Amendment of the Plan. The Board of Directors may terminate or amend the Plan; provided that no such termination or amendment may, without prior consent, impair the rights of any holder with respect to an award granted prior to the time of such termination or amendment.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
                AND APPROVAL OF THE 2000 STOCK OPTION PLAN

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary  Compensation  Table

     The following summary compensation table shows certain compensation information for services rendered in all capacities for the four fiscal years ended December 31, 1996, 1997, 1998 and 1999. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.



                                           SUMMARY COMPENSATION TABLE

                          Annual  Compensation                 Long  Term  Compensation
                    --------------------------              -------------------------------
                                                               Awards                     Payouts
                                                           ---------------           -------------------
                                                                                     SECURITIES
                                                       OTHER ANNUAL   RESTRICTED     UNDERLYING     LTIP      ALL OTHER
                                 SALARY      BONUS     COMPENSATION   STOCK Awards    OPTIONS      PAYOUTS   COMPENSATION
NAME AND PRINCIPAL   YEAR          ($)        ($)            ($)        ($)           SARS (#)       ($)         ($)
 POSITION
Joseph Naughton      1999         $96,000     -0-            -0-         -0-            -0-           -0-        -0-
(President, CEO)     (12/31)

                     1998          96,000     -0-            -0-        - 0 -          - 0 -          -0-        -0-
                     (12/31)

                     1997          96,000     -0-            -0-         -0-            -0-           -0-        -0-
                     (12/31)

                     1996          96,000     -0-            -0-         -0-            -0-           -0-        -0-
                     (12/31)

Jim Cannon (1)       1999          40,000     -0-            -0-         -0-            -0-           -0-        -0-
                     (12/31)

                     1998            -0-      -0-            -0-        - 0 -          - 0 -          -0-        -0-
                     (12/31)

Michael English (2)  1996         $48,000     -0-            -0-         -0-            -0-           -0-        -0-
                     (12/31)


(1)  Mr.  Cannon  commenced  his  employment  with  the  Company  in  1999.
(2)  Mr. English was President of the Company until his resignation during 1996.



                                              OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                      (INDIVIDUAL GRANTS)


                    NUMBER OF SECURITIES            PERCENT OF TOTAL
                         UNDERLYING              OPTIONS/SAR'S GRANTED
                    OPTIONS/SAR'S GRANTED        TO EMPLOYEES IN FISCAL    EXERCISE OF BASE PRICE
                           (#)                            YEAR                  ($/SH)                 EXPIRATION DATE
NAME
Joseph M. Naughton         -0-                             --                     --                        --
------------------  ----------------------       ----------------------     -----------------------    ---------------
James Cannon               -0-                             --                     --                        --



                                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                             AND FY-END OPTION/SAR VALUES

                                                              NUMBER OF UNEXCERCISED
                                                              SECURITIES UNDERLYING          VALUE OF UNEXERCISED IN-THE-
                                                              OPTIONS/SARS AT FY-END (#)     MONEY OPTION/SARS
                    SHARES ACQUIRED ON                        EXERCISABLE/UNEXERCISABLE      AT FY-END ($)
NAME                EXERCISE (#)         VALUE REALIZED ($)                                  EXERCISABLE/UNEXERCISABLE
                    -------------------  ------------------   --------------------------    -----------------------------
Joseph M. Naughton         -0-                 -0-                       - 0 -                        --

James Cannon               -0-                 -0-                       - 0 -                        --


Employment  Agreements

     Effective May 1, 1999 we entered into a consulting agreement with Michael Abelson, one of our directors, whereby Mr. Abelson was engaged to assist in the creation of our real estate website for our ShopGoOnline.com operating division. The term of the agreement is for one year but can be terminated by us with or without cause with 30 days notice. Compensation to Mr. Abelson is summarized as follows:

*    Monthly  cash  consulting  fee  of  $5,000;
* Quarterly bonus equal to 15% of the gross revenues earned by us through our real estate web site developed by Mr. Abelson; and
* options to acquire 25,000 shares of stock for each $500,000 in gross revenues attributable to the real estate web site developed by us.

     Effective April 12, 1999 we entered into an employment agreement with James Cannon. The agreement is for a term of one year but is subject to termination by us for cause. Both we and Mr. Cannon have the right to terminate the agreement after giving the other party thirty days notice. In the event that the agreement is terminated by us without cause, Mr. Cannon will be entitled to compensation earned computed pro-rata up to the date of termination. Mr. Cannon's compensation during the term of the agreement will be as follows:

*    Base  salary  of  $60,000  per  year;
* Quarterly bonus of 20% of the net advertising revenues of the Community Marquee Division generated as a result of Mr. Cannon's direct efforts during the previous quarter;
* Alternative quarterly bonus equal to 25% of the net advertising revenues of the Community Marquee Division generated by parties other than Mr. Cannon; and
* Options to purchase 25,000 shares of our common stock for each twenty-five kiosks shipped up to a maximum of 150 kiosks. The exercise price of the options shall be equal to 60% of the closing bid price of our common stock on the last business day of the month in which Mr.Cannon becomes eligible.

     The Company has also entered into an employment agreement with Andrew Hart, President of Digital West, who remains as President of Digital West. Mr. Hart's employment agreement provides for a term of three years with an annual salary equal to 2% of Digital West's gross income up to $15,000,000 and 1.25% of Digital Wests annual sales in excess of $15,000,000. For the first six months, Mr. Hart will receive a guaranteed monthly salary against those percentages of $15,000 per month, with $12,000 guaranteed subsequent to such six month period. Mr. Hart will also receive a cash bonus equal to 15% of the total cumulative EBITDA of Digital West less $825,000 and any and all funds advanced to Digital West by the Company. Mr. Hart will also receive stock options to purchase common stock as follows: At the end of year one, Mr. Hart will become eligible to purchase 250,000 shares of stock at $0.22 per share; at the end of year two Mr. Hart will become eligible to purchase an additional 200,000 shares of stock at $0.40 per share; and at the end of year three Mr. Hart will become eligible to purchase an additional 200,000 shares of stock at $0.80 per share. All options granted are exercisable for two years from the date of grant.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the common stock and series A preferred stock of the Company as of August 31, 2000 by:

* each person or entity known to own beneficially more than 5% of the common stock or 5% of the preferred stock;
*    each  of  the Company's directors;
*    each  of  the Company's named  executive  officers;  and
*    all  executive  officers  and  directors  of  the Company as  a  group.



                 Name and Address of         Amount and Nature of              Percent of
Title of Class   Beneficial Owner (1)        Beneficial Ownership              Class
---------------  ---------------------       ---------------------             -----------
                 Joseph M. Naughton              8,047,125 (2)                    9.4%
Common Stock

Preferred Stock                                       0                           0.0%

Common Stock     James M. Cannon                 1,008,000 (3)                    1.4%

Preferred Stock                                       0                           0.0%

Common Stock     Scott Claverie                    937,500                        1.1%

Preferred Stock                                       0                           0.0%

Common Stock     Michael Abelson                   485,000 (4)                    0.7%

Preferred Stock                                       0                           0.0%

Preferred Stock  Nicanor Concepcion & Fahma
                 Concepcion, Joint Tenants
                  624 Park Ave.                    130,000                       26.0%
                 Norton, VA 24273

Preferred Stock  Avelino Rosales
                  23 White Drive                    63,333                       12.7%
                 Cedarhurst, NY 11516

Preferred Stock  Bill Tillson
                  14623 Deervale Place              40,000                        8.0%
                 Sherman Oaks, CA 91403

Common Stock     All Officers and Directors
                 as a Group (4 persons)         10,477,625 (2,3,4)               12.6%
                                                =====================            ========

1. Except as otherwise set forth, the address for each of these shareholders is c/o Go Online Networks Corporation, 5681 Beach Boulevard, Suite 101/100, Buena Park, CA 90621.
2. Mr. Naughton's shares are held through several different entities and trusts, as to which Mr. Naughton is the primary beneficial owner.
3. Reflects 8,000 shares which Mr. Cannon owns director and up to 1,000,000 shares which Mr. Cannon could obtain upon the exercise of a warrant to purchase shares of common stock at $.20 per share.
4. In addition, Mr. Abelson will receive options to purchase 25,000 shares of common stock for each $500,000 in gross revenues attributable to the real estate website developed by us.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Joseph  M.  Naughton, our Chief Executive Officer has made several loans to
Go Online. As of December 31, 1998 and as of December 31, 1999 the amounts payable to Mr. Naughton for advances totaled $130,242 and $124,222 respectively. In addition there is unpaid compensation due to him of $48,000 for 1996, $61,250 for 1997, $70,485 for 1998 and $72,750 for 1999. The balances payable for compensation to Mr. Naughton totaled $179,735 at December 31, 1998 and $252,485 at December 31, 1999. The balances payable to Mr. Naughton are uncollateralized, bear no interest and are payable on demand. This loan is on terms which are substantially better than could be obtained from third parties.

     Effective February 26, 1999 we entered into a joint venture agreement with Scott Claverie whereby 25,000 shares of AMS Acquisition Corp. were transferred (25% ownership of AMS) to Mr. Claverie. We also granted Mr. Claverie warrants to acquire an additional 26,000 shares of AMS at $1.00 per share following the end of the first profitable quarter of operations, but in no event later than twelve months after the February 26, 1999 agreement date. Effective April 19, 1999 we exchanged 1,250,000 restricted shares of our common stock for the warrants. These 1,250,000 shares were recorded at $.275 per share, one half of the market value of free trading shares of our common stock on April 19, 1999, and recorded as an expense totaling $343,750. As a part of the joint venture agreement, we agreed to provide AMS with $25,000 for working capital. Mr. Claverie transferred to AMS all equipment, intellectual property, technology associated with the individuals internet-based business. These transactions were all on terms as fair as those obtainable from third parties.

                              SHAREHOLDER PROPOSALS

         REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE BROUGHT BEFORE AN ANNUAL MEETING. For shareholder proposals to be included in an annual meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely for the 2001 Annual Meeting, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company, between January 1, 2001 and April 15, 2001. A shareholder's notice to the Secretary must set forth as to each matter the stockholder proposed to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

        REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY'S PROXY MATERIALS. Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company not later than April 15, 2001 in order to be considered for inclusion in the Company's proxy materials for that meeting.


                       1999 ANNUAL REPORT TO SHAREHOLDERS

         Included with this Proxy Statement is the Company's 1999 annual report on Form 10-KSB (the "Annual Report") for the fiscal year ended December 31, 1999. The Company will provide, without charge, to each person solicited upon written request, an additional copy of the Annual Report and a copy of the exhibits to the Annual Report as required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. For additional copies, please write to Joseph M. Naughton, President of the Company, at 5681 Beach Boulevard, Suite 101, Buena Park, California 90621.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, the Company has been informed that all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent shareholders were complied with.

                                  OTHER MATTERS

       The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the person voting the proxies.

         It  is  important  that  the proxies be returned promptly and that your
shares  be  represented.   Stockholders  are  urged  to mark,  date, execute and
promptly return the accompanying proxy card in the enclosed envelope.

                                 By Order of the Board of Directors

                                     By: /s/ Joseph M. Naughton
                                        --------------------------------------
                                        Joseph M. Naughton
                                        Chief Executive Officer, President and
                                        Chairman of the Board


Buena Park, California
October 19, 2000

                                   Appendix A
                         GO ONLINE NETWORKS CORPORATION
                             a Delaware corporation
                             2000 STOCK OPTION PLAN

     1.     Name,  Effective  Date  and  Purpose.
            ------------------------------------

     1.1 This Plan document is intended to implement and govern two separate stock option plans of GO ONLINE NETWORKS CORPORATION (the "Company"): The Incentive Stock option plan ("Plan A") and the Nonstatutory Stock Option Plan ("Plan B"). Plan A provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422A(b) of the Internal Revenue Code (the "Code"), as amended. Plan B provides for the granting of options that are not intended to so qualify. Unless specified otherwise, all the provisions of this Plan relate equally to both Plan A and Plan B and are condensed for convenience into one Plan document.

1.2 Plan A and Plan B are each established effective as of November 15, 2000 or upon approval by the stockholders of the Company. The purpose of Plan A and Plan B (sometimes together referred to as the "Plan" or this "Plan") is to promote the growth and general prosperity of the Company and its Affiliated Companies. This Plan will permit the Company to grant options ("Options") to purchase shares of its common stock ("Common Stock"). The granting of Options will help the Company attract and retain the best available persons for positions of substantial responsibility, and will provide certain key employees with an additional incentive to contribute to the success of the Company and its Affiliated Companies. For purposes of this Plan, the term "Affiliated
Companies" shall mean any component member of a controlled group of corporations, as defined under Code Section 1563, in which the Company is also a component member.

2.     Administration.
       --------------

     2.1     The  Plan  shall  be  administered solely by the Board of Directors
(the  "Board").   All decisions, determinations and interpretations of the Board shall  be  final  and  binding  on  all  Optionees.

     2.2 The Board shall have sole authority, in its absolute discretion, to determine which of the eligible persons of the Company and its Affiliated
Companies shall receive Options ("Optionees"), and, subject to the express provisions and restrictions of this Plan, shall have sole authority, in its absolute discretion, to determine the time when Options shall be granted, the terms and conditions of any Option other than those terms and conditions fixed under this Plan, the number of shares which may be issued upon exercise of an Option and the means of payment for such shares, and shall have authority to do everything necessary or appropriate to administer the Plan.

     2.3     Aggregate limitations with respect to all participants in the Plan:

     2.3.1 The Board shall not grant Options covering more than the number of Available Shares of Common Stock to any employee in any Plan Year.

     2.4 Aggregate limitations with respect to the participation of directors and officers in the Plan:

     2.4.1 No more than the number of Available Shares of Common Stock may be optioned and sold to directors of the Company under Plan A and Plan B considered in the aggregate in any Plan Year.

     2.4.2 No more than the Available Shares of Common Stock may be optioned and sold to non-director officers of the Company under Plan A and Plan B considered in the aggregate in any Plan Year.

     2.5     Definitions:

     2.5.1 Available Shares: Those shares specified in Section 4.1 as available for issuance pursuant to this Plan in any Plan Year.

     2.5.2 Officer: The chief executive officer, president, chief financial officer, chief accounting officer, any vice president in charge of a principal business function (such as sales, administration, finance, or legal) and any other person who performs similar policy-making functions for the Company.

     2.5.3 Parent Corporation: A corporation as defined in Section 425(e) of the Code.

     2.5.4 Plan Year: Any twelve (12) month period (or shorter period during the final year of this Plan) commencing October 1 during the term of this Plan.

     2.5.5 Restricted Shareholder: An individual who, at the time an Option is granted under either Plan A or Plan B, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its Parent Corporation or Subsidiary Corporation, with stock ownership to be determined in light of the attribution rules set forth in
Section  425(d)  of  the  Code.

     2.5.6 Subsidiary Corporation: A corporation as defined in Section 425(f) of the Code.

     3.     Eligibility.
            -----------

     3.1 Plan A: The Board may, in its discretion, grant one or more Options under Plan A to any key employee of the Company or its Affiliated Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired. Such Options may be granted to one or more such employees without being granted to other eligible employees, as the Board may deem fit.

     3.2 Plan B: The Board may, in its discretion, grant one or more options under Plan B to any key management employee, any employee or non-employee director of the Company or its Affiliated Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired, or any person who performs consulting or other services for the Company or its Affiliated Companies and who is designated by the Board as eligible to participate in Plan B. Such Options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem fit.

     4.     Stock  to  be  Optioned.
            -----------------------

     4.1 The aggregate number of shares which may be optioned and sold under Plan A and Plan B in any Plan Year shall not exceed the following amounts of the shares of Authorized Common Stock of the Company:


                         Plan Year     Available Shares
                         ---------     ----------------

                         December 31, 2000     5,000,000
                         -----------------     ---------

Each  subsequent  Plan  Year  beginning,
January 1, 2001     5% of outstanding stock on December 31 of the year preceding
---------------     ------------------------------------------------------------
each  such  Plan  Year
----------------------

The foregoing constitutes an absolute cumulative limitation on the total number of shares, that may be optioned under both Plan A and Plan B in any Plan Year. Therefore, at any particular date during a Plan Year, the maximum aggregate number of shares which may be optioned under either Plan A or Plan B or both is equal to the Available Shares minus the number of shares previously optioned and sold under both Plan A and Plan B during that Plan Year. All shares to be optioned and sold under either Plan A or Plan B may be either authorized but unissued shares or shares held in the treasury.

     4.2 Shares of Common Stock that: (i) are repurchased by the Company after issuance hereunder pursuant to the exercise of an Option, or (ii) are not purchased by the Optionee prior to the expiration or termination of the applicable Option, shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such repurchase or expiration, be counted as covered by an outstanding Option for purposes of the above-described maximum number of shares which may be optioned hereunder.

     5.     Option  Price.     The Option Price for shares of Common Stock to be
            -------------
issued under Plan A shall be 100%, and under Plan B between 50% to 100%, of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board (or the Committee, if authorized by the Board), except that if on the date on which such Option is granted the Optionee is a Restricted Shareholder, then such Option Price for Options granted under Plan A shall be 110% of the fair market value of the shares of Common Stock subject to the Option on the date such Option is granted by the Board. The fair market value of the shares of Common Stock for all purposes of this Plan is to be determined by the Board in its sole discretion, exercised in good faith.

     6.     Term  of  Plan.     Plan  A  and  Plan  B  shall become effective on
            --------------
November 15, 2000 or upon approval by the shareholders of the Company. Both Plan A and Plan B shall continue in effect until December 31, 2009 unless terminated earlier by action of the Board. No Option may be granted hereunder after December 31, 2009.

     7.     Exercise  of  Option.     Subject  to the actions, conditions and/or
            --------------------
limitations set forth in this Plan document and/or any applicable Stock Option Agreement entered into hereunder, Options granted under this Plan shall be exercisable in accordance with the following rules:

     7.1 No Option granted under Plan A may be exercised in whole or in part until six (6) months after the date on which the Option is granted by the Board, or by the Committee if so authorized (hereinafter the "Option Grant Date").

     7.2 Subject to the specific provisions of this Section 7, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Option; provided, however, each Option granted under the Plan shall become exercisable in installments of not more than 20% of the number of shares covered by such Option each year from the Option Grant Date; and provided, further, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it may determine to be appropriate and subject to the specific provisions of this section 7, accelerate the time at which such Option or installment thereof may be exercised. For purposes of this Plan, any accrued installment of an Option granted hereunder shall be referred to as an "Accrued Installment."

     7.3 Subject to the specific restrictions contained in this Section 7, an Option may be exercised when Accrued Installments accrue, as provided in the terms under which such Option was granted, for a period of up to ten (10) years from the Option Grant Date. In no event shall any Option be exercised on or after the expiration of said maximum applicable period, regardless of the circumstances then existing (including but not limited to the death or termination of employment of the Optionee).

     7.4 The Board shall fix the expiration date of the Option (the "Option Expiration Date") at the time the Option grant is authorized.

     8.     Rules  Applicable  to  Certain  Dispositions.
            --------------------------------------------

     8.1 Notwithstanding the foregoing provisions of Section 7, in the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the later of (i) date of execution of such agreement or (ii) six (6) months after the Option Grant Date, and ending as of the earlier of:

     8.1.1     the  Option  Expiration  Date;  or

8.1.2 the date on which the disposition of assets or capital stock contemplated by the agreement is consummated.

The exercise of any Option made exercisable solely by reason of this Section 8.1 shall be conditioned upon the consummation of the disposition of assets or stock under the above referenced agreement. Upon the consummation of any such disposition of assets or stock, the Plan and any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective.

     8.2 Notwithstanding the foregoing, in the event that any such agreement shall be terminated without consummating the disposition of said stock or assets, any unexercised non-vested installments that had become exercisable solely by reason of the provisions of section 8.1 shall again become non-vested and unexercisable as of said termination of such agreement.

     8.3 Notwithstanding the provisions set forth in Section 8.1, the Board may, at its election and subject to the approval of the corporation purchasing or acquiring the stock or assets of the Company (the "Surviving Corporation"), arrange for the Optionee to receive upon surrender of Optionee's Option a new option covering shares of the Surviving Corporation in the same proportion, at an equivalent option price and subject to the same terms and conditions as the old Option. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to such new option immediately after consummation of such disposition of stock or assets over the aggregate option price of such shares of the Surviving Corporation shall not be more than the excess of the aggregate fair market value of all shares subject to the old Option immediately before consummation of such disposition of stock or assets over the aggregate Option Price of such shares of the Company, and the new option shall not give the Optionee additional benefits which such Optionee did not have under the old Option or deprive the Optionee of benefits which the Optionee had under the old Option. If such substitution of options is effectuated, the Optionee's rights under the old Option shall thereupon terminate.

     9.     Mergers  and  Acquisitions.
            --------------------------

     9.1 If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan to option holders of such corporation or its subsidiaries, in substitution for options or rights to purchase stock of such corporation held by them at the time of succession. The Board shall have sole and absolute discretion to determine the extent to which such substitute Options shall be granted (if at all), the person or persons within the eligible group to receive such substitute Options (who need not be all option holders of such corporation), the number of Options to be received by each person, the Option Price of such Option, and the terms and conditions of such substitute Options; provided however, that the terms and conditions of the substitute Options shall comply with the provisions of Section 425 of the Code, such that the excess of the aggregate fair market value of the shares subject to such substitute Option immediately after the substitution or assumption over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the substitution Option immediately before such substitution or assumption over the aggregate option price of such shares, and the substitution Option or the assumption of the old option does not give the holder thereof additional benefits which he or she did not have under such old option.

     9.2 Notwithstanding anything to the contrary herein, no Option shall be granted, nor any action taken, permitted or omitted, which could cause the Plan, or any Options granted hereunder as to which Rule 16b-3 under the Securities Exchange Act of 1934 may apply, not to comply with such Rule.

     10.     Termination  of  Employment.
             ----------------------------

     10.1 In the event that the Optionee's employment, directorship or consulting or other arrangement with the Company (or Affiliated Company) is terminated for any reason other than death or disability, any unexercised Accrued Installments of the Option granted hereunder to such terminated Optionee shall expire and become unexercisable as of the earlier of:

     10.1.1          the  applicable  Option  Expiration  Date;  or

     10.1.2 a date 30 days after such termination occurs, provided, however, that the Board may, in the exercise of its discretion, extend said date up to and including a date three months following such termination with respect to Options granted under Plan A, or up to and including a date two years following such termination with respect to Options granted under Plan B.

     10.2 In the event that Optionee's employment, directorship or consulting or other arrangement with the Company is terminated due to the death or disability of the Optionee, any unexercised Accrued Installments of the Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

     10.2.1          the  applicable  Option  Expiration  Date;  or

     10.2.2 the first anniversary of the date of death of such Optionee (if applicable); or

     10.2.3 the first anniversary of the date of the termination of employment, directorship or consulting or other arrangement by reason of disability (if applicable). Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option right shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all the terms and conditions of this Plan and the applicable Stock Option Agreement governing the exercise of Options granted hereunder.

     10.3 For purposes of this section 10, an Optionee shall be deemed employed by the Company (or Affiliated Company) during any period of leave of absence from active employment as authorized by the Company (or Affiliated Company).

     11.     Exercise  of  Options.
             ---------------------

     11.1 An Option shall be deemed exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment in cash or cash equivalents (or with shares of Common Stock pursuant to section 14) for the shares with respect to which the Option is exercised has been received by the Company. The Board may cause the Company to give or arrange for financial assistance (including without limitation direct loans, with or without interest, secured or unsecured, or guarantees of third party loans) to an Optionee for the purpose of providing funds for the purchase of shares pursuant to the exercise of Options, when in the judgment of the Board such assistance is in the best interests of the Company, is consistent with the Certificate of Incorporation and Bylaws of the Company and applicable laws, and will permit the shares to be fully paid and nonassessable when issued.

     11.2 An Option may be exercised in accordance with this section 11 as to all or any portion of the shares covered by an Accrued Installment of the Option from time to time during the applicable Option period, but shall not be exercisable with respect to fractions of a share.

     11.3 As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

     12.     Authorization to Issue Options and Shareholder Approval.  Unless in
             -------------------------------------------------------
the judgment of counsel to the Company such permit is not necessary with respect to particular grants, Options granted under the Plan shall be conditioned upon the Company obtaining any required permit from the California Department of Corporations and/or other appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to grant such Options, provided, however, such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within sixty (60) days. The grant of Options under the Plan also is conditioned on approval of the Plan by the vote or consent of the holders of a majority of the outstanding shares of the Company's Common Stock and no Option granted hereunder shall be effective or exercisable unless and until the Plan has been so approved.

     13.     Limit on Value of Optioned Shares.  The aggregate fair market value
             ---------------------------------
(determined as of the Option Grant Date) of the shares of Common Stock to which Options granted under Plan A are exercisable for the first time by any employee of the Company during any calendar year under all incentive stock option plans of the Company and its Affiliated Companies shall not exceed $100,000. The limitation imposed by this section 13 shall not apply to Options granted under Plan B.

     14.     Payment  of  Exercise  Price  with  Company  Stock.  The  Board may
             --------------------------------------------------
provide that, upon exercise of the Option, the Optionee may elect to pay for all or some of the shares of Common Stock underlying the Option with shares of Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations of applicable laws, rules and regulations, including Section 425(c)(3) of the Code, and provided that the Optionee will make representations and warranties satisfactory to the Company regarding his or her title to the shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The equivalent dollar value of the shares used to effect the purchase shall be the fair market value of the shares on the date of the purchase as determined by the Board in its sole discretion, exercised in good faith.

     15.     Stock  Option  Agreements.  The  terms  and  conditions  of Options
             -------------------------
granted under the Plan shall be evidenced by a Stock Option Agreement (hereinafter referred to as the "Agreement") executed by the Company and the person to whom the Option is granted. Each agreement shall contain the following provisions:

     15.1 A provision fixing the number of shares which may be issued upon exercise of the Option;

     15.2     A  provision  establishing  the  Option  exercise price per share;

     15.3 A provision establishing the times and the installments in which Options may be exercised, provided, however, such times and installments shall not be more than 20% of the number of shares covered by such Option each year from the Option Grant Date;

     15.4     A  provision  incorporating  therein  this  Plan  by  reference;

     15.5 A provision clarifying which Options are intended to be Incentive Stock Options under Plan A and which are intended to be nonstatutory stock options under Plan B;

     15.6 A provision fixing the maximum duration of the Option as not more than five (5) years from the Option Grant Date for Options granted under Plan A and not more than ten (10) years from the Option Grant Date for Options granted under Plan B;

     15.7 Such representations and warranties by the Optionee as may be required by section 25 of this Plan or as may be required by the Board in its discretion;

     15.8 Any other restriction (in addition to those established under this Plan) as may be established by the Board with respect to the exercise of the Option, the transfer of the Option, and/or the transfer of the shares purchased by exercise of the Option, provided that such restrictions are not in conflict with this Plan; and

     15.9 Such other terms and conditions consistent with this Plan as may be established by the Board.

     16.     Taxes, Fees and Expenses.  The Company shall pay all original issue
             ------------------------
and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

     17.     Withholding  of  Taxes.  The  grant  of  Options  hereunder and the
             ----------------------
issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state and local law as a result of the grant or exercise of any such Option.

     18.     Amendment  or  Termination  of  the  Plan.
             -----------------------------------------

     18.1 The Board may amend this Plan from time to time in such respects as the Board may deem advisable, provided, however, that no such amendment shall operate to (i) affect adversely an Optionee's rights under this Plan with respect to any Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law, (ii) increase the maximum aggregate number of shares which may be optioned and sold under the Plan (unless shareholders approve such increase), (iii) change the manner of determining the option exercise price,
(iv) change the classes of persons eligible to receive Options under the Plan, or (v) extend the maximum duration of the Option or the Plan.

     18.2 The Board may at any time terminate this Plan. Any such termination of the Plan shall not, without the written consent of the Optionee, alter the terms of Options already granted, and such Options shall remain in full force and effect as if this Plan had not been terminated.

     19.     Options  Not Transferable.  Options granted under this Plan may not
             -------------------------
be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent of distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

     20.     No Restrictions on Transfer of Stock.  Common Stock issued pursuant
             ------------------------------------
to the exercise of an Option granted under this Plan (hereinafter "Optioned Stock"), or any interest in such Optioned Stock, may be sold, assigned, gifted, pledged, hypothecated, uncumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to any representations or warranties requested under section 25 of this Plan and also subject to compliance with any applicable federal, state or other local law, regulation or rule governing the sale or transfer of stock or securities.

     21.     Reservation  of  Shares  of  Common Stock.  The Company, during the
             -----------------------------------------
term of this Plan, shall at all times reserve and keep available such number of shares of its Common Stock sufficient to satisfy the requirements of the Plan.

     22.     Restrictions  on  Issuance of Shares.  The Company, during the term
             ------------------------------------
of this Plan, shall use its best efforts to obtain from the appropriate regulatory agencies any requisite authorization to grant Options or issue and sell such number of shares of its Common Stock as necessary to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful grant of Options or the issuance and sale of any shares of its stock hereunder or the inability of the Company to confirm to its satisfaction that any grant of Options or issuance and sale of any shares of such stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such authorization or confirmation have not been obtained.

     23.     Notices.  Any  notice  to  be  given to the Company pursuant to the
             -------
provisions of this Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to a person to whom an Option is granted hereunder shall be addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such person or his or her transferee (upon the transfer of Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It should be the obligation of each Optionee and each transferee holding optioned stock to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her correct mailing address.

     24.     Adjustments  Upon  Changes  in  Capitalization.  If the outstanding
             ----------------------------------------------
shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then an appropriate and proportionate adjustment shall be made in the number or kind of shares which may be issued upon exercise or Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

     25.     Representations and Warranties.  As a condition to the grant of any
             ------------------------------
Option hereunder or the exercise of any portion of an Option, the Company may require the person to be granted or exercising such Option to make any representations and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the Option and/or shares issuable or issued upon exercise of such Option are being acquired only for investment, for such person's own account and without any present intention to sell or distribute such Option or shares, as the case may be, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, the California Corporate Securities Law of 1968 or any other applicable law, regulation or rule of any governmental agency.

     26.     No  Enlargement  of Employee Rights.  This Plan is purely voluntary
             -----------------------------------
on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or its Affiliated Companies, or to interfere with the right of the Company or an Affiliated Company to discharge any employee thereof at any time. No employee shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

     27.     Information  to  Option  Holders.  During  the  period  any options
             --------------------------------
granted to employees of the Company remain outstanding, such employee-option holders shall be entitled to receive, on an annual or other periodic basis, financial and other information regarding the Company. The Board shall exercise its discretion with regard to the nature and extent of the financial information so provided, giving due regard to the size and circumstances of the Company and, if the Company provides annual reports to its shareholders, the Company's practice in connection with such annual reports. Notwithstanding the above, if the issuance of options under either Plan A or Plan B is limited to key employees whose duties in connection with the company assure their access to equivalent information, this section 27 shall not apply to such employees and plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to each eligible person making reasonable inquiry concerning it. A copy of this Plan also shall be delivered to each Optionee at the time his or her Options are granted.

     28.     Legends  on  Stock  Certificates.  Each  certificate  representing
             --------------------------------
Common Stock issued under this Plan shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the Federal Securities Act of 1933, as amended, with respect to the shares of Common Stock issuable under this Plan, each certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

Neither the Option pursuant to which the shares represented by this certificate are issued nor said shares have been registered under the Securities Act of 1933, as amended (the "Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements, as provided in the Act and the regulations thereunder.

     29.     Specific  Performance.  The Options granted under this Plan and the
             ---------------------
Optioned Stock issued pursuant to the exercise of such Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its shareholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optioned Stock, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

     30.     Invalid Provision.  In the event that any provision of this Plan is
             -----------------
found to be invalid or otherwise unenforceable under any applicable law, such invalidity or enforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     31.     Applicable  Law.  This  Plan  shall be governed by and construed in
             ---------------
accordance  with  the  laws  of  the  State  of  California.

     32.     Successors and Assigns.  This Plan shall be binding on and inure to
             ----------------------
the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on October 13, 2000, the Company has caused this Plan to be duly executed by its duly authorized officers.


                             GO  ONLINE  NETWORKS  CORPORATION


                             /s/ Joseph M. Naughton
                             By:     Joseph  M.  Naughton
                             Its:     President

                          GO ONLINE NETWORKS CORPORATION
                          5681 Beach Boulevard, Suite 101
                           Buena Park, California 90621

                                 REVOCABLE PROXY

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          The undersigned hereby appoints Joseph M. Naughton and Jim Cannon, or either of them, with full power of substitution, as proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Go Online Networks Corporation (the "Company") to be held on November 17, 2000, at the Embassy Suites Hotel, 1325 E. Dyer Road, Santa Ana, California 92705, at 1:00 p.m. local time, and any and all adjournments or postponements thereof, with respect to the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which come before the meeting:

         1. To approve the amendment of the Company's Articles of Incorporation to increase the authorized common stock to 200,000,000 shares:

                  [  ]  FOR             [  ]  AGAINST              [  ] ABSTAIN

         2.       To elect four directors:

                  [  ]  FOR the nominees listed below    [  ] WITHHOLD AUTHORITY
                  (Except as indicated to the contrary below)

Nominees: Joseph M. Naughton, Scott Claverie, Jim Cannon and Michael Abelson

         Instructions: To withhold authority to vote for any individual nominee or nominees, write their names here:

         -----------------------------------------------------------------------
         3. To ratify and approve the appointment of Miller & McCollom as the Company's independent auditors for the fiscal year ending December 31, 2000:

                  [  ]  FOR             [  ]  AGAINST              [  ] ABSTAIN

         4.       To ratify and approve the 2000 Stock Option Plan:

                  [  ]  FOR             [  ]  AGAINST              [  ] ABSTAIN

         5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. This proxy will be voted at the Annul Meeting of Shareholders or any adjournment or postponement thereof as specified. If no specifications are made, this Proxy will be voted FOR Proposals No. 1 through 4. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

                                          Date _________________________, 2000



                                          ------------------------------------
                                                      (Signature)

                                          ------------------------------------


                                          ------------------------------------
                                                (Please print your name)



         Please sign name as fully and exactly as it appears opposite. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

                 PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY
                  AT THE ADDRESS STATED ON THE RETURN ENVELOPE